EVERY CONTRACT OWNER’S VOTE IS IMPORTANT

VOTING OPTIONS:
VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE IN PERSON
Attend Shareholder Meeting
5701 Golden Hills Drive
Golden Valley, MN 55416
on April 24, 2013

VOTE BY MAIL
Vote, sign and date this
Voting Instructions Card and
return in the postage-paid envelope
VOTE BY PHONE

Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Please detach at perforation before mailing.

VOTING INSTRUCTION                         ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST                        VOTING INSTRUCTION
AZL MVP FUSION℠ BALANCED FUND
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 24, 2013

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York.  The undersigned hereby instructs Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York (collectively, “Allianz”) to represent and vote the number of shares of the AZL MVP Fusion(sm) Balanced Fund (the “Acquired Fund”), which is proposed to be reorganized into the AZL Fusion(sm) Balanced Fund (the “Acquiring Fund”), represented by the number of votes attributable to the undersigned’s variable annuity contract at the Special Meeting of Shareholders to be held on April 24, 2013, at 10:00 a.m., Central Time, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Golden Valley, Minnesota, and at any adjournment thereof, upon the matter below, as set forth in the Notice of a Special Meeting of Shareholders and in the accompanying proxy statement/prospectus.

VOTES OF CONTRACT OWNERS FOR WHICH NO VOTING INSTRUCTIONS ARE RECEIVED WILL BE VOTED IN THE SAME PROPORTION AS THE VOTES OF CONTRACT OWNERS FOR WHICH VOTING INSTRUCTIONS ARE RECEIVED.  Receipt of the Notice of a Special Meeting of Shareholders and of the accompanying proxy statement\prospectus is acknowledged by your execution of these voting instructions.

VOTE VIA THE INTERNET:  www.proxy-direct.com
VOTE VIA THE TELEPHONE:  1-866-298-8476

999 99999 999 999
NOTE:  Please sign exactly as your name(s) appear(s) on this card.  When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized person.  If a partnership, please sign in partnership name by authorized person.

__________________________
Signature

__________________________
Signature

___________________________
Date                    BAL_24296_013013

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting
to Be Held on April 24, 2013.
The Notice of Special Meeting of Shareholders, Proxy Statement/Prospectus and Voting Instruction Form
are available at:  https://www.proxy-direct.com/azl-24296

Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

The undersigned hereby instructs Allianz to vote as indicated below.  IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE “FOR” APPROVAL OF THE PROPOSAL.  If any other matter properly comes before the Special Meeting of Shareholders, Allianz will vote in accordance with its best judgment.

PLEASE MARK VOTES AS IN THIS EXAMPLE:

1.
To approve an Agreement and Plan of Reorganization (the “Plan”) between the AZL MVP Fusion Balanced Fund (the “Acquired Fund”) and the AZL Fusion Balanced Fund (the “Acquiring Fund”), both series of the Allianz Variable Insurance Products Fund of Funds Trust. Under the Plan, the Acquiring Fund would acquire all of the assets and assume all of the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund, which would be distributed proportionately to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, and the assumption of the Acquired Fund’s liabilities.

 FOR               AGAINST           ABSTAIN
 [    ]                     [    ]                       [    ]

BAL_24296_013013

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT

VOTING OPTIONS:
VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE IN PERSON
Attend Shareholder Meeting
5701 Golden Hills Drive
Golden Valley, MN 55416
on April 24, 2013

VOTE BY MAIL
Vote, sign and date this
Voting Instructions Card and
return in the postage-paid envelope

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Please detach at perforation before mailing.

VOTING INSTRUCTION                         ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST                        VOTING INSTRUCTION
AZL MVP FUSION℠ MODERATE FUND
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 24, 2013

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York.  The undersigned hereby instructs Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York (collectively, “Allianz”) to represent and vote the number of shares of the AZL MVP Fusion(sm) Moderate Fund (the “Acquired Fund”), which is proposed to be reorganized into the AZL Fusion(sm) Moderate Fund (the “Acquiring Fund”), represented by the number of votes attributable to the undersigned’s variable annuity contract at the Special Meeting of Shareholders to be held on April 24, 2013, at 10:00 a.m., Central Time, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Golden Valley, Minnesota, and at any adjournment thereof, upon the matter below, as set forth in the Notice of a Special Meeting of Shareholders and in the accompanying proxy statement/prospectus.

VOTES OF CONTRACT OWNERS FOR WHICH NO VOTING INSTRUCTIONS ARE RECEIVED WILL BE VOTED IN THE SAME PROPORTION AS THE VOTES OF CONTRACT OWNERS FOR WHICH VOTING INSTRUCTIONS ARE RECEIVED.  Receipt of the Notice of a Special Meeting of Shareholders and of the accompanying proxy statement/prospectus is acknowledged by your execution of these voting instructions.

VOTE VIA THE INTERNET:  www.proxy-direct.com
VOTE VIA THE TELEPHONE:  1-866-298-8476

999 99999 999 999
NOTE:  Please sign exactly as your name(s) appear(s) on this card.  When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized person.  If a partnership, please sign in partnership name by authorized person.

___________________________
Signature

___________________________
Signature

___________________________
Date                   MOD_24296_013013

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting
to Be Held on April 24, 2013.
The Notice of Special Meeting of Shareholders, Proxy Statement/Prospectus and Voting Instruction Form
are available at:  https://www.proxy-direct.com/azl-24296

Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

The undersigned hereby instructs Allianz to vote as indicated below.  IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE “FOR” APPROVAL OF THE PROPOSAL.  If any other matter properly comes before the Special Meeting of Shareholders, Allianz will vote in accordance with its best judgment.

PLEASE MARK VOTES AS IN THIS EXAMPLE:

1.
To approve an Agreement and Plan of Reorganization (the “Plan”) between the AZL MVP Fusion Moderate Fund (the “Acquired Fund”) and the AZL Fusion Moderate Fund (the “Acquiring Fund), both series of the Allianz Variable Insurance Products Fund of Funds Trust. Under the Plan, the Acquiring Fund would acquire all of the assets and assume all of the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund, which would be distributed proportionately to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, and the assumption of the Acquired Fund’s liabilities.

FOR               AGAINST           ABSTAIN
[    ]                     [    ]                        [    ]

MOD_24296_013013